                                                                       Ex. 10.17

                            PRODUCT RESALE AGREEMENT

                                     BETWEEN

                            LUCENT TECHNOLOGIES INC.

                                       AND

                          WORLD WIDE TECHNOLOGIES INC.




        *Certain material has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

1.       SCOPE OF AGREEMENT....................................................4

2.       DEFINITIONS...........................................................5

3.       CONFIDENTIALITY.......................................................5

4.       RELATIONSHIP OF THE PARTIES...........................................6

5.       TERM..................................................................6

6.       OBLIGATIONS ASSUMED BY LUCENT TECHNOLOGIES............................6

7.       OBLIGATIONS ASSUMED BY VENDOR.........................................6

8.       RECORDS AND AUDITS....................................................7

9.       FORECASTS AND ORDERS..................................................8

10.      PRODUCT CHANGES.......................................................8

11.      PRODUCT NAME CHANGE...................................................8

[* Confidential treatment will be requested]

13.      INVOICING.............................................................9

14.      DELIVERY, TITLE AND RISK OF LOSS.....................................10

15.      INSURANCE............................................................10

16.      USE OF INFORMATION...................................................12

17.      INFRINGEMENT.........................................................12

[* Confidential treatment will be requested]

20.      TRADEMARKS...........................................................15


                          Lucent and Six R Proprietary

                                                                          Page 3

21.      LEGISLATION AND GOVERNMENTAL REGULATIONS.............................15

22.      TERMINATION OF ORDERS................................................15

23.      TERMINATION OF AGREEMENT.............................................16

24.      SURVIVAL OF OBLIGATIONS..............................................17

25.      FORCE MAJEURE........................................................17

26.      ASSIGNMENT...........................................................19

27.      SEVERABILITY.........................................................19

28.      RELEASE VOID.........................................................19

29.      NON-WAIVER...........................................................19

30.      CHOICE OF LAW........................................................19

31.      TECHNOLOGY OWNERSHIP.................................................19

32.      NOTICES..............................................................20

33.      PURCHASE MONEY SECURITY INTEREST.....................................20

34.      SETTLEMENT OF DISPUTES...............................................21

35.      GRANT OF LICENSE.....................................................21

36.      PARAGRAPH HEADINGS...................................................22

[Confidential treatment requested]


38.      ENTIRE AGREEMENT.....................................................22

[Confidential treatment requested]

                          Lucent and Six R Proprietary

This Product Resale Agreement is made by and between World Wide Technologies Inc., a Missouri corporation with offices at 127 Weldon Parkway, St. Louis, Missouri ("Vendor") and Lucent Technologies Inc., a Delaware corporation with its principal place of business at 600 Mountain Avenue, Murray Hill, New Jersey ("Lucent").

WHEREAS, Lucent desires to sell certain 5ESS (R) electronic switch system apparatus [* Confidential treatment will be requested] ("Product(s)") and is desirous of having another company stock and furnish equipment to Bell Atlantic Corporation ("Bell Atlantic"); and

WHEREAS, Vendor represents that it is a reseller of telecommunications equipment and has in place the facilities and organization to stock and furnish such equipment to Bell Atlantic; and

WHEREAS, Lucent believes that Bell Atlantic desires to make purchases of Product(s) from a certified Minority Owned Business ("BE"); and

WHEREAS, Vendor represents and warrants that it is a certified MBE and desires to purchase Product(s) for the sole purpose of reselling such Product(s) to Bell Atlantic;

NOW THEREFORE the parties agree as follows:

1.   SCOPE OF AGREEMENT

(a) The terms and conditions of this Agreement shall apply to transactions in which Lucent furnishes Product(s) to Vendor so that Vendor may furnish such Product solely to and for Bell Atlantic.

(b) In consideration of the covenants by Vendor contained herein, Vendor is granted the right to obtain the Products [* Confidential treatment will be requested] plus such additional items as Lucent may from time to time in writing agree to furnish to Vendor, solely for the purpose of selling, or otherwise furnishing Product to Bell Atlantic. Vendor shall only sell or otherwise furnish Product to Bell Atlantic against Bell Atlantic orders placed with Vendor. Products purchased by Vendor from Lucent pursuant to this Agreement shall not be resold, assigned or delivered to any other person or entity other than Bell Atlantic and are sold solely on the representation that such purchases are related to the sale and delivery of Product to Bell Atlantic. Any Products Vendor desires to purchase for work competitively awarded by Bell Atlantic shall be purchased through other distribution channels or as may be mutually agreed by the parties.

(c) Vendor is also a participant in Lucent's Value Added Reseller ("VAR") program and acknowledges and agrees that in performing for and on behalf of Bell Atlantic, Vendor is not participating in the VAR program and that any purchases for or on behalf of Bell Atlantic hereunder shall not be counted towards any awards, discounts, credits or minimum purchase commitments as may exist under the VAR program. Vendor agrees that it shall not make any claim for any such benefits for the VAR program for any sales, deliveries or efforts hereunder.


                          Lucent and Six R Proprietary

(d) VENDOR AGREES THAT THE TERMS AND CONDITIONS OF PARAGRAPHS 1(a) THROUGH 1(c) ARE MATERIAL TO THE AGREEMENT AND ANY BREACH THEREOF BY VENDOR SHALL BE A MATERIAL BREACH AND CAUSE FOR TERMINATION AS PROVIDED HEREIN.

(e) No payment of any fee is required as a condition of such grant. Lucent may, without the consent of Vendor, delete or add any Product available to Vendor. Lucent agrees to provide notice to Vendor in the event such additions and deletions to the Products available hereunder.

(f) Vendor acknowledges that this Agreement does not confer upon it an exclusive right to market Product or any other items and Lucent expressly reserves the right to contract with others to market Product or any other items to Bell Atlantic, and to itself engage in such marketing, in competition with Vendor.

2.   DEFINITIONS

For the purposes of this Agreement, the following terms and their definitions shall apply.

a)   "Documentation" shall mean materials useful in connection with the Product.

b) "Product" shall mean those Lucent Products defined above and sold or delivered to Vendor [* Confidential treatment will be requested]

c) "Bell Atlantic" shall mean Bell Atlantic Corporation as it exists on the day of this Agreement and its Affiliate(s) in the domestic United States which are formally authorized by Bell Atlantic to purchase Products from Lucent.

d) "Licensed Material" shall mean Software in object code form for which Lucent has the right to grant licenses or sublicenses for use by Bell Atlantic. Licensed Material also includes all documentation associated with the Software which is reasonably necessary to enable Bell Atlantic to operate, administer and maintain the system for which such Software is licensed. No license to Source Code is granted hereunder.

e) "Software" shall mean a stored program in object code form consisting of a set or sets of logical instructions and tables of information which guide the functioning of a processor, but the term "Software" does not mean or include Firmware.

f) "Firmware" shall mean hardware or other medium containing a pattern of bits representing a Software program.

g) "Source Code" shall mean any version of SOFTWARE incorporating, high-level or assembly language that generally is not directly executable by a processor.

3.   CONFIDENTIALITY



                          Lucent and Six R Proprietary

Vendor and Lucent shall keep this Agreement and any order issued hereunder confidential, except as reasonably necessary for performance thereunder and except to the extent disclosure may be required by applicable laws or regulations, in which latter case the party making such disclosure shall promptly inform the other, prior to making such disclosure.

4.   RELATIONSHIP OF THE PARTIES

The relationship of the parties under this Agreement shall be and at all times remain one of independent contractors and shall not create the relationship of franchisor and franchisee, joint venturers or principal and agent. This Agreement does not establish a franchise or agency. Vendor is not paying Lucent any franchise fee pursuant to this Agreement. Vendor shall not have authority to assume or create obligations on Lucent's behalf to the Products furnished by Lucent hereunder or otherwise, and Vendor shall not take any action which has the effect of creating the appearance of having such authority.

All persons employed by Vendor shall be considered solely Vendor's employees or agents, and Vendor shall be responsible for payment of all unemployment, Social Security, and other payroll taxes including contributions from them when required by law.

5.   TERM

This Agreement is effective upon signature of the last party, and except as otherwise provided herein, shall continue in effect for a period of one (1) year. The term of this Agreement may be extended for one (1) year periods by mutual Agreement of the parties. The modification, termination or expiration of this Agreement shall not affect the rights or obligations of either party under any order accepted by Lucent before the effective date of the modification, termination or expiration.

6.   OBLIGATIONS ASSUMED BY LUCENT TECHNOLOGIES

Lucent Technologies shall:

(a)  make available to Vendor Products as may be changed from time to time;

(b) provide or arrange for reasonable amounts of technical assistance. Lucent will make training available in accordance with its standard terms and conditions. Tuition and fees for such training shall be as advertised and available from Lucent. Training will be provided at Lucent's location(s) which normally provide(s) such training unless otherwise mutually agreed in writing. In addition to tuition fees, Vendor will bear all related lodging and transportation expenses for its employees taking the training. If Vendor requests additional technical assistance or training, Lucent will provide or arrange for it upon such terms, conditions, and prices as the parties shall mutually agree upon.

7.  OBLIGATIONS ASSUMED BY VENDOR

Vendor shall:


(a) obtain and maintain all government licenses, permits and approvals which are necessary and advisable for the implementation of this Agreement and comply with all applicable laws and regulations;


                          Lucent and Six R Proprietary

(b) refrain from taking any action which would cause Lucent to be in violation of any law of any jurisdiction;

(c) promptly inform Lucent of any facts or opinions likely to be relevant in relation to marketing of Products including, without limitation, all suspected product defect safety problem or Bell Atlantic complaints;

(d) provide Lucent with semi-annual summaries of sales of each Product including number of units and dollars of sales to Bell Atlantic by Bell Atlantic order number with monthly breakdowns. Lucent agrees to maintain the confidentiality of such information between the two companies.

(e) on each anniversary of this Agreement, or as may be requested from time to time, provide Lucent with a written certification by the Vendor or other evidence as may be requested, that purchases of Product under this Agreement are solely for the purpose of sale of Product to Bell Atlantic.

[* Confidential treatment will be requested]







(g) on each anniversary of this Agreement, or as may be requested from time to time, provide Lucent with a written certification by the Vendor or other evidence as may be requested, that end or remains a certified MBE, as certified by an independent entity satisfactory to Lucent;

(h) provide requested data in reasonable detail on the overall market potentials and other information related to the Product furnished hereunder as an aid in measuring Lucent's market potential and planning its efforts;

(i) give Lucent, upon at least seventy two (72) hours notice, access during usual business hours to the premises of Vendor in order that Lucent may inspect and verify compliance by Vendor with its obligations under this Agreement; and

8.  RECORDS AND AUDITS

Vendor shall maintain accurate records which relate to Products furnished hereunder, including but not limited to quality control records, in accordance with generally accepted accounting and quality control principles and practices uniformly and consistently applied in a format that will permit audit. Unless otherwise provided in this Agreement, Vendor shall retain such records for a period of three (3) years from the date of final payment under the order to which such records relate. To the extent that such records may be relevant in determining if Vendor is complying with its obligations under the applicable



                          Lucent and Six R Proprietary
order, Lucent and its authorized representatives shall have access to such records for inspection and audit during normal business hours upon at least seventy two (72) hours notice.

9.   FORECASTS AND ORDERS

(a) Upon the execution of this Agreement, Vendor agrees to provide to Lucent a rolling monthly forecast of the projected purchases of Products by product type. Vendor will use reasonable efforts to insure these forecasts are as accurate as possible. However, these purchasing forecasts are only projections or forecasts and are not to be construed as commitments to purchase any forecasted amount.

(b) An order submitted by Vendor shall contain the information necessary for the furnishing of the Products and services including, without limitation, Lucent's Contract Number, the date of the order, the shipping destination and reference to any applicable Lucent specifications and information. Schedules and dates, including shipment dates, for the furnishing of the Products, must be agreed to by Lucent prior to its acceptance of the order. All orders submitted by Vendor shall be deemed to incorporate and be subject to the terms and conditions of this Agreement as well as any supplemental terms and conditions agreed to by authorized representatives of the parties in writing. Lucent reserves the right to reject any order for good reasons.

(c) Vendor acknowledges that any estimates or forecasts of potential levels of business between the parties made by Lucent during the negotiations of this Agreement were good faith estimates only and agrees that Lucent shall have no liability if such levels of business are not reached.

10.  PRODUCT CHANGES

Lucent may at any time without advising Vendor make changes in the Products or modify the drawings and specifications relating thereto, or substitute Products of later design to fill an order, provided the changes, modifications or substitutions under normal and proper use do not impact upon form, fit, or function or are recommended to enhance safety. Lucent may use either new, reconditioned, refurbished or remanufactured Products or parts in the furnishing of Products, spares, replacement parts or repairs under this Agreement consistent with its agreement with Bell Atlantic.

11.  PRODUCT NAME CHANGE

Vendor acknowledges that Lucent will be changing during the term of this Agreement the identity of some of the Products to be furnished hereunder to remove references to "AT&T" or abbreviations, contractions, or simulations thereof. At such time as Lucent elects to institute a new trade name , logo, trademark, trade device, service mark, symbol, code and/or specification in connection with all or any Products or Licensed Materials,

Lucent shall notify Vendor in writing ("Name Change Notice"). Said Name Change Notice shall include, without limitation:

(a) the new trade name, logo, trademark, trade device, service mark, symbol, code and/or specification



                          Lucent and Six R Proprietary
     selected by Lucent (in its sole and absolute discretion); and

(b) instructions, guidelines, and/or other terms and conditions governing the use by Vendor of such new trade name, logo, trademark, trade device, service mark, symbol, code and/or specification in connection with this Agreement.

Effective as of that date which shall be thirty (30) days after the date of any Name Change Notice, any all rights of Vendor under this Agreement (including, without limitation, Section 20 TRADEMARKS) to use any mark (as defined in
Section 20) which contains any references to "AT&T" or any abbreviation, contraction or simulation thereof shall be terminated and null and void and thereupon all rights of Vendor under this Agreement to use any mark shall apply to and be in accordance with the Name Change Notice.

[* Confidential treatment will be requested]








13.  INVOICING [*         ]

(a) Invoices for Products will be sent upon shipment, or as soon thereafter as practical. Lucent may make partial shipments of Vendor's orders. Such partial shipments shall be separately invoiced.

[* Confidential treatment will be requested]














                          Lucent and Six R Proprietary

(c) Vendor shall be liable for and shall reimburse Lucent for all taxes and related charges (including any interest and penalties), however designated (excluding taxes on Lucent's net income) imposed upon or arising from the provisions of or the transfer, sale, license, or use of Products, or other items provided by Lucent. Taxes reimbursable under this clause shall be separately listed on the invoice.

(d) Lucent shall not collect the otherwise applicable tax if Vendor's purchase is exempt from Lucent's collection of such tax and a valid tax exemption certificate is furnished by Vendor to Lucent.

14.  DELIVERY, TITLE AND RISK OF LOSS

Shipments of Product shall be made FOB destination and title and risk of loss to such Products shall pass to Vendor upon delivery to the Vendor. Shipments of Licensed Materials shall be made FOB destination and risk of loss to such Licensed Materials shall pass to Vendor upon delivery to the Vendor. Title to Licensed Materials shall remain in Lucent. Vendor shall notify Lucent promptly of any claim with respect to loss which occurred while Lucent bears the risk of loss, of which Vendor has knowledge, and shall cooperate in every reasonable way to facilitate the settlement of any claim. For the purposes of this Section, "delivery" shall mean the point at which Lucent or Lucent's supplier or agent turns over possession of the Products and/or Licensed Material ordered pursuant to this Agreement to Vendor, Vendor's warehouse, Vendor's carrier (as may be designated in the order), or Vendor's agent and not necessarily the final destination shown on the order prepaid and added to the invoice as may be specified on individual Purchase Orders. When Vendor requests Lucent to arrange the transportation of the Product, Lucent shall ship all Products freight collect. If Lucent is instructed to ship Product prepaid and add, Lucent shall select a carrier based on the best rate, as negotiated by Lucent, and Vendor shall pay Lucent's transportation costs in accordance with the standard factors then in effect.

15.  INSURANCE

(a) Any and all insurance and/or bonds that may be required under the laws, ordinances and regulations of any governmental authority including Workers' Compensation and Employer's Liability (individually and collectively "Workers Compensation") is and shall be the sole responsibility of Vendor.

     Without in any way limiting Vendor's obligations as set forth in Article 19 VENDOR'S REMEDIES below, Vendor shall maintain at least the following insurance:

          (1) Comprehensive General Liability (Bodily Injury and Property Damage) Insurance including the following supplementary coverage:

               (i) Contractual Liability Insurance to cover liability assumed under this Agreement

               (ii) Product and Completed Operations Liability Insurance; and
                    (iii) Broad Form Property Damage Liability Insurance

          (2) In addition, if automobiles will be used in the performance of the Services, Vendor shall maintain Automobile Bodily Injury and Property Damage Liability Insurance. Such insurance shall extend to owned, non-owned and hired automobiles used in The performance of any order and shall comply with all applicable laws, rules and regulations.




                          Lucent and Six R Proprietary

          (3) The limit of the liability for such insurance as described in subparagraphs (a) (1) and (a) (2) above and shall not be less than:

               (i) one million ($1,000,000) dollars combined single limit per occurrence or

               (ii) two hundred fifty thousand ($250,000) for bodily injury or death per occurrence and one hundred thousand ($100,000) for property damage per occurrence.

     (b)  The insurance specified in paragraph (a) above shall:

          (1) Provide that said insurance is primary coverage with respect to all insureds.

          (2) Contain a Standard Cross Liability Endorsement which provides that the insurance applies separately to each insured, and that the policies cover claims or suits by one insured against the other.

          (3) Not be terminated, canceled or substantially changed without thirty (30) days prior written notice to Lucent.

          (4)  Identify in writing any deductible amount and type of deductible.

     (c) Vendor shall provide Lucent with certification, when requested by Lucent, by a properly qualified representative of the insurer, of the names of the insured, the type and amount of insurance, the location and operation to which the insurance applies, the expiration date and the insurer's agreement to provide written notice to Lucent at least thirty (30) days prior to the effective date of any termination, cancellation, lapse or material change in the policy.

     (d) Vendor's obligations to maintain the insurance and to provide policy endorsements as required herein shall survive the termination of this Agreement, and Vendor agrees to maintain such insurance and endorsements for a period of one (1) year beyond the written notice of termination by either party.

     (e) Vendor agrees to indemnify and save harmless Lucent from and against any losses, damages, claims and liability that arises out of or result from injuries or death to persons or damage to property caused by Vendor's acts or omissions in any way arising out of Vendor's performance under this Agreement, including claims from Lucent's customers for warranty service, representations made by Vendor and incidental and consequential damage. At Lucent's request, Vendor agrees to defend Lucent against such claims, demands, or suits at Vendor's expense. Lucent agrees to notify Vendor within a reasonable time of any written claims or demands against Lucent for which Vendor is responsible under this paragraph.




                          Lucent and Six R Proprietary

16.  USE OF INFORMATION

All Information which bears a proprietary legend or notice restricting its use, copying, or dissemination shall remain the property of the furnishing party ("Information"). The furnishing party grants the receiving party the right to use such Information only as follows: such information (1) shall not be reproduced or copied, in whole or in part, except for use as authorized in this Agreement; and (2) shall, together with any full or partial copies thereof; be returned or destroyed when no longer needed. When Lucent is the receiving party, Lucent shall use such information only for the purpose of performing under this Agreement. When Vendor is the receiving party, Vendor shall use such Information only (1) to evaluate or order Lucent's Products or (2) to install, operate and maintain the particular Products for which it was originally furnished. Unless the furnishing party consents in writing, such Information shall be held in confidence by the receiving party, except for that part, if any, which is known to the receiving party free of any confidential obligation, or which becomes generally known to the public through acts not attributable to the receiving party. The receiving party may disclose such Information to other persons, upon the furnishing party's prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing party at its request) to the same conditions respecting use of Information contained in this clause and to any other reasonable conditions requested by the furnishing party.

17.  INFRINGEMENT

In the event of any claim, action, proceeding or suit by a third party against Vendor alleging an infringement of any United States patent, United States copyright, or United States trademark, or a violation in the United States of any trade secret or proprietary rights be reason of the use, in accordance with Lucent's or other applicable specifications, of any Product, Licensed Material (software or related documentation), if any, or other item furnished by Lucent to Vendor under this Agreement, Lucent, at its expense, will defend Vendor, subject to the conditions and exceptions stated below. Lucent will reimburse Vendor for any cost, expense or attorney's fees, incurred by Lucent's written request for authorization, and will indemnify Vendor against any liability assessed against Vendor by final judgment on account of such infringement or violation arising out of such use.

If Vendor's or Bell Atlantic's use shall be enjoined or in Lucent's opinion is likely to be enjoined, Lucent will, at its expense and at its option, either (a) replace the affected Product, Licensed Material or other item furnished pursuant to this Agreement with a suitable suBell Atlanticitute free of any infringement or violation, (b) modify it so that it will be free of the infringement or violation, or (c) procure for Vendor or Bell Atlantic a license or other right to use it. If none of the foregoing options is practical, Lucent will accept the return of the enjoined Product, Licensed Material or other item and refund to Vendor any amounts paid to Lucent less a reasonable charge for any actual period of use by Vendor.

Vendor shall give Lucent prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation and Lucent shall have full and complete authority to assume the sole defense thereof; including appeals, and to settle same. Vendor shall, upon Lucent's request and at Lucent's expense, furnish all information and assistance available to Vendor and cooperate in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.




                          Lucent and Six R Proprietary

No undertaking of Lucent under this section shall extend to any such alleged infringement or violation to the extent that it: (a) arises from adherence to design modifications, specifications, drawings, or written instructions which Lucent is directed by Vendor or Bell Atlantic to follow, but only if such alleged infringement or violation does not reside in corresponding commercial Product or Licensed Material of Lucent's design or selection; or (b) arises from adherence to instructions to apply Vendor's or Bell Atlantic's trademark, trade name, or other company identification; or (c) resides in a Product or Licensed Material which is not of Lucent's origin and which is furnished by Vendor or Bell Atlantic to Lucent for use under this Agreement; or (d) relates to use of Products, Licensed Materials or other items provided by Lucent in combinations with other Products, Licensed Materials or other items, furnished either by Lucent or others, which combination was not installed, recommended or otherwise approved by Lucent. In the foregoing cases (a) through (d), Vendor will defend and save Lucent harmless, subject to the same terms and conditions and exceptions stated above with respect to Lucent's rights and obligations under this clause.

[* Confidential treatment will be requested]
























                          Lucent and Six R Proprietary

* Confidential treatment will be requested






























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
                                                                         Page 15


* Confidential treatment requested













20.  TRADEMARKS

Vendor will not, without Lucent's express written permission, use in marketing, advertising, publicity, or otherwise any trade name, trademark, trade device, service mark, symbol, code, or specification or any abbreviation, contraction, or simulation thereof ("mark") of the Lucent companies nor shall Vendor claim any ownership therein. Vendor shall not remove, deface, alter or otherwise obscure any mark of the Lucent companies which is on a Product sold under this Agreement nor shall Vendor place any mark of any other company on any such Product. Any such usage shall inure to the benefit of the Lucent company mark owner. As used in this paragraph the term "Lucent" means Lucent Technologies, Bell Labs and its Affiliated companies.

21.  LEGISLATION AND GOVERNMENTAL REGULATIONS

Vendor shall at all times comply with all applicable requirements of federal, state and local laws, ordinances, administrative rules and regulations. Vendor shall contractually require its subcontractors, distributors and agents to comply with all such legal requirements as well, and Vendor shall indemnify, defend and hold harmless Lucent for any damages, losses, costs, or penalties incurred by Lucent by virtue of such noncompliance by Vendor or its subcontractors, distributors, or agents. If requested by Lucent, Vendor shall advise Lucent in writing of the identity and addresses of its subcontractors, distributors and agents in connection with the Products.

22.  TERMINATION OF ORDERS

Vendor may, upon notice to Lucent, and upon terms that will compensate Lucent from all loss, terminate any order or portion thereof, issue a "hold" on an order, or suspend performance under the Agreement in whole or in part, except with respect to Products which have already been shipped or services which have already been performed. Vendor's liability to Lucent for any such termination, "hold" or suspension


                          Lucent and Six R Proprietary
shall include, but not be limited to, the price of all services performed and of Products delivered or held for disposition, loss of profits, incurred costs (including charges made by Lucent suppliers), work in progress, and an allocation of general and administrative expenses.

23.  TERMINATION OF AGREEMENT

(a) Either party may terminate this Agreement without cause or reason whatsoever upon sixty (60) days prior written notice to the other setting forth the effective date of such termination. The termination of this Agreement shall not affect the obligations of the parties with respect to any orders previously entered into hereunder, and the terms and conditions of this Agreement shall continue to apply to such orders as if this Agreement had not been terminated.

Upon termination of this Agreement without cause pursuant to this paragraph neither party shall be liable to the other, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Lucent or Vendor of present or prospective profits on sales or anticipated sales, or expenditures, investments, or commitments made in connection therewith or in connection with the establishment, development or maintenance or Vendor's business, or on account of any other cause or thing whatsoever, provided that termination shall not prejudice or otherwise affect the rights or liability of the parties with respect to Products theretofore sold hereunder, or any indebtedness then owing by either party to the other.

(b) Either party may terminate this Agreement, immediately, upon twenty-four
(24) hours written notice;

          (i) if the other party files a petition in bankruptcy, or is adjudicated bankrupt, or makes a general assignment for the benefit of creditors, or becomes insolvent, or is otherwise unable to meet its business obligations for a period of six (6) months. Such party shall promptly and fully inform the other party of the imminence or occurrence of any event described in this subparagraph; or

          (ii) in the event of change in the controlling ownership of Vendor or in the event of a sale or assumption of all or substantially all of the assets of Vendor on or after the effective date of this Agreement, if such change, sale or assumption is unacceptable by Lucent.

          (iii)in the event the agreement between Vendor and Bell Atlantic terminates in which event Vendor shall notify Lucent of said termination immediately and in writing.

(c) Either party may terminate this Agreement if the other party breaches any of the material terms and conditions of this Agreement and the other party fails to cure such breach within thirty (30) days after written notice thereof from the non-breaching party.

(d) Notwithstanding any other terms and provisions of this Agreement or other arrangements agreed to by the parties, termination of this Agreement shall automatically accelerate the due date of all invoices for Products such that they shall become immediately due and payable on the effective date of termination.


                          Lucent and Six R Proprietary

(e) Upon notice of termination, Lucent shall be entitled to reject all or a part of any orders received from Vendor after notice but prior to the effective date of termination.

Notwithstanding any credit terms made available to Vendor prior to that time, any Product shipped after notice of termination and prior to effective date of termination shall be paid for by certified or cashier's check prior to shipment. Upon termination or non-renewal of this Agreement, Vendor shall immediately:

          (1) Discontinue any and all use of marks (as defined in the Paragraph TRADEMARKS) except to identify the Products, including but not limited to such use in advertising or business material of Vendor;

          (2) Remove and return to Lucent or destroy at Lucent's request, any and all promotional material supplied without charge by Lucent;

          (3) Return, upon request, all Lucent Information as described in the paragraph Use of Information or provided under the Nondisclosure Agreement between the parties dated July 9, 1996, except that which Lucent agrees is necessary to operate and maintain previously furnished Products;

          (4) Cease holding itself out, in any other manner, as a Vendor capable of purchasing or obtaining Products for or on behalf of Bell Atlantic directly from Lucent; and

          (5) Notify Bell Atlantic and others who may, at the initiation of Vendor, identify, list or publish Vendor's name as a Vendor capable of purchasing or obtaining Products for or on behalf of Bell Atlantic (including but not limited to publishers of other businesses directories) to discontinue such listings.

24.  SURVIVAL OF OBLIGATIONS

The respective obligations of Vendor and Lucent under this Agreement which by their nature would continue beyond the termination, cancellation or expiration hereof shall survive such termination, cancellation or expiration.

25.  FORCE MAJEURE

Except with respect to Vendor's obligation to make timely payments, neither party shall be liable to the other party for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control, including, but not limited to the elements; extraordinary traffic conditions, riots; civil disturbances, wars; states of belligerency or acts of the public enemy; labor disputes; strikes, work stoppages, inability to secure raw materials, product or transportation facilities; or the laws, regulations, acts or failure to act of any governmental authority, including but not limited to denial of a U.S. Export License, hereinafter referred to as "Force Majeure". A Party shall promptly notify the other party of the occurrence of a Force Majeure event and the notifying party shall be excused from any further performance of these obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such party uses and continues to use its best efforts to recommence performance. Failure of either party to perform under this Agreement because of the endurance of a Force Majeure event for more than three (3) months will represent grounds by either party for its



                          Lucent and Six R Proprietary
termination of the portion of this Agreement affected by the Force Majeure
Event.

26.  ASSIGNMENT

Except as provided in this clause, neither party shall assign this Agreement or any right or interest under this Agreement, nor delegate any work or obligation to be performed under this Agreement, (an "Assignment") without the other party's prior written consent. Nothing shall preclude a party from employing a subcontractor in carrying out its obligations under this Agreement, but a party's use of such subcontractor shall not release the party from its obligations under this Agreement. An attempted assignment or delegation in contravention of this clause shall be void and ineffective. Lucent has the sole right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at anytime and without Vendor's consent, to any corporate parent or to any present Affiliate or to any combination of the foregoing, provided that Lucent give prompt written notice of such assignment to Vendor.

27.  SEVERABILITY

If any provision in this Agreement, or any portion thereof is subsequently held to be invalid or unenforceable under any applicable statute or rule of law, then that provision or portion notwithstanding, this Agreement shall remain in full force and effect and such provision or portion shall be deemed omitted and this Agreement shall be construed as if such invalid or unenforceable provision or portion had not been contained herein.

28.  RELEASE VOID

Neither party shall require release or waivers of any personal rights from representatives of the other in connection with visits to its premises and both parties agree that no such releases or waivers shall be pleaded by them in any action or proceeding.

29.  NON-WAIVER

No waiver of the terms and conditions of this Agreement, or the failure of either party to strictly enforce any term or condition of this Agreement on one or more occasions shall be construed as a waiver of the same of any other term or condition of this Agreement on any other occasion.

30.  CHOICE OF LAW

The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of New York, except for its conflicts of law provisions.

31.  TECHNOLOGY OWNERSHIP

Lucent retains sole ownership of the design, assembly, testing rights and information, regardless of Vendor's contribution to the value of those rights, design and information. Lucent's sale of the Products to Vendor; Lucent's grant to Vendor of the right to assemble, package, and sell the Product, conveys no ownership rights whatsoever in any Product or the Product.


                          Lucent and Six R Proprietary

32.  NOTICES

All notices, requests, approvals and other communications ("Notices") required or allowed under this Agreement shall be in writing and addressed as set forth below or to such other person and/or address as either party may designate by written Notice pursuant thereto. Such Notices shall be deemed to have been given when received. Notices may be delivered by hand or sent by prepaid certified or registered airmail, confirmed facsimile or electronic mail, provided a copy is also forwarded by prepaid registered airmail.


Lucent Technologies, Inc.                   World Wide Technology
Contract Management Director                Director - Business Operations
5 Penn Plaza, 10th Floor                    Julene Tojd
New York, NY 10001-1803                     127 Weldon Parkway
                                            St. Louis, MO 63043

VENDOR:





33.  PURCHASE MONEY SECURITY INTEREST

(a) Subject to Lucent's prior written notice hereunder to Vendor of Lucent's intent to file purchase money security documents as set forth in the following and Vendor's failure to resolve any default(s) leading to such action within ten (10) days of Lucent's notice, Lucent reserves and Vendor agrees that Lucent shall have a purchase money security interest in all Products heretofore sold or hereafter sold to Vendor by Lucent under this Agreement, until any and all payments and charges due Lucent under this Agreement including, without limitation, shipping and installation charges, are paid in full. Lucent shall have the right, at any time during the Term and without notice to Vendor, to file in any state or local jurisdiction such financing statements (e.g., UCC1 financing statements) as Lucent deems necessary to perfect its purchase money security interest hereunder. Vendor agrees to execute and deliver to Lucent all such financing statements and other documents as Lucent deems necessary to perfect its purchase money security interest hereunder. Notwithstanding the foregoing obligation, Vendor hereby irrevocably appoints Lucent as its attorney-in-fact for purposes of executing and filing such financing statements and such other documents prepared by Lucent or its designated agent for purposes of perfecting Lucent's security interest hereunder. Vendor also agrees that this Agreement may be filed by Lucent in any state or local jurisdiction as a financing statement (or as other evidence of the Lucent's purchase money security interest).

(b) In addition to any other remedy available to Lucent as provided herein, by common law and by statute, Lucent may exercise its right to reclaim all Products sold to Vendor pursuant to U.C.C. Section 2-702 or such other applicable provision as if may exist from state to state, upon discovery of Vendor's insolvency, provided Lucent demands in writing reclamation of such goods before ten (10) days after receipt of such goods by Vendor, or if such 10 day period expires after the


                          Lucent and Six R Proprietary
     commencement of a bankruptcy case, before twenty (20) days after receipt of such goods by the Vendor.

34.  SETTLEMENT OF DISPUTES

(a) The following procedures shall apply after the Effective Date to any dispute or disagreement between the Parties arising out of this Agreement, provided, however, that this Section shall not apply to indemnification claims arising under this Agreement nor to actions for injunctive relief by one party against the other.

(b)  First:

     (1) either Party may give written notification of such dispute or disagreement to the other party, if the other Party is Vendor, to the President and CEO of Vendor, or if the other Party is Lucent, to the Vice-President Sales, Bell Atlantic Region ("RVP") (together being the Senior Executive Officers or "SEOs") and

     (2) the SEOs shall communicate with each other promptly with a view to resolving such dispute or disagreement within sixty (60) days of commencing their negotiations (or such extended period as the SEOs agree is appropriate in any case).

(c) The giving of any notice regarding any dispute or disagreement hereunder shall toll the running of all applicable statutes of limitation until the later of (a) ninety (90) days following the giving of such notice or (b) thirty (30) days following the termination of discussions between the SEOs.

(d) Second, if at the end of the sixty (60) day period contemplated hereunder (or if later the termination of discussions between the SEOs), such dispute or disagreement remains unresolved, either Party may request that such dispute or disagreement be the subject of non-binding mediation. Following such request, the SEOs shall endeavor in good faith promptly to identify a single person (who shall be a person with experience and good reputation) who shall assist the SEOs in discussing such dispute or disagreement and in attempting to reach a mutually acceptable business resolution. Such mediation process shall continue for at least sixty (60) days following the request therefor (or such extended or shorter period as the SEOs agree is appropriate). All applicable statutes of limitation shall be tolled during the period of mediation.

(e) Third, if at the end of the sixty (60) day period contemplated by hereunder (3.) (or the termination of non-binding mediation), such dispute or disagreement remains unresolved, either Party (the "complainant") may commence an action in court of competent jurisdiction within the United States of America.

35.  GRANT OF LICENSE

(a) The license for Licensed Materials with "Tear-Me" or "Tear-Open" licenses shall be as provided in those licenses and shall be provided by Vendor in their unopened original package to the end-user.


                          Lucent and Six R Proprietary

     (b) For all other Licensed Materials which are provided to Vendor for its own use, Lucent retains title to the Licensed Materials and grants Vendor a personal, non-transferable (except as provided in this clause LICENSE FOR LICENSED MATERIALS (c) below) and non-exclusive license to use Licensed Materials in the Territory on a single Designated Processor for its own business operations. The Licensed Materials shall not be copied in whole or in part except as necessary for authorized use and each copy shall bear the same copyright and proprietary marks as the original. Vendor shall not reverse engineer, decompile or disassemble any Software.

     (c) Lucent grants to Vendor the right to sublicense Licensed Materials to Bell Atlantic only, provided Vendor obtains a written license agreement from its sublicensee which provides that it accepts the license under the terms provided in Bell Atlantic contract number BCO3344 between Bell Atlantic and Lucent or contract number x-105-D, also between Bell Atlantic and Lucent.

36.  PARAGRAPH HEADINGS

The paragraph headings contained in this agreement are for the convenience only and are not intended to affect the meaning or interpretation of this Agreement.

* Confidential treatment will be requested




38.  ENTIRE AGREEMENT

(a) The terms and conditions contained in this Agreement supersede all prior oral or written understandings between the parties and shall constitute the entire Agreement between them concerning the subject matter of this Agreement and shall not be contradicted, explained or supplemented by any course of dealing between Lucent or any of its Affiliates and Vendor or any of its Affiliates. Lucent's employees, statements and its advertisements or descriptions other than its published specifications do not constitute warranties or other contractual obligations and shall not be relied upon by Vendor as such. There are no understandings or representations, express or implied, not expressly set forth in this Agreement. No terms or conditions contained in any order or other form originated by Vendor shall apply except for quantity, description, and delivery schedule terms. Notwithstanding anything herein to the contrary, the parties intend that the Nondisclosure Agreement entered into by the parties dated July 9, 1996 shall remain in full force and effect; that the Value Added Reseller Agreement between the parties dated June 1, 1997 shall also remain in full force and effect; and that any agreement between the parties not otherwise identified herein not related to the Vendor status shall continue unaffected by this Agreement.

(b) This Agreement shall not be modified or amended except by a writing signed by the parties to be charged, and no changes or additions to this Agreement shall be binding upon Lucent unless signed by an authorized representative of Lucent.

(c) Both parties acknowledge they are sophisticated business entities with access to legal and financial


                          Lucent and Six R Proprietary
     counsel of their choosing and that each has had the opportunity to comment upon and seek modifications to this Agreement. Therefore the rule of law of construction of ambiguities against the drafter shall not apply.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

LUCENT TECHNOLOGIES, INC.

By:   /s/ Sarah Davis Brazier          By:    /s/ Mark J. Catalano
     ---------------------------           ------------------------------------

Name:   Sarah Davis Brazier            Name: Mark J. Catalano
     ---------------------------           ------------------------------------

Title: Associate Vice President         Title: Director - Telco Business Unit
      --------------------------            -----------------------------------

Date:  12/18/98                        Date:   12/18/98
      --------------------------            -----------------------------------

                          Lucent and Six R Proprietary

                       * Confidential treatment requested

                   * Confidential treatment will be requested

                   * Confidential treatment will be requested

                                                                 Amendment No. 1


                    AMENDMENT NO. 1 TO THE RESELLER AGREEMENT
                                     BETWEEN
                          WORLD WIDE TECHNOLOGIES, INC.
                                       AND
                            LUCENT TECHNOLOGIES, INC.


Lucent Technologies, Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 as follows:


                   * Confidential treatment will be requested


All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.


LUCENT TECHNOLOGIES INC.                 WORLD WIDE TECHNOLOGIES INC.


By: /s/ A. W. Villano                    By: /s/ Mark Catalano
   ----------------------------             ------------------------------------

Typed Name:  A. W. Villano               Typed Name:  Mark J. Catalano
             ------------------                       --------------------------

Title:   Regional Contract               Title:  Director Business Operations
         ----------------------                  -------------------------------
         Management Director
         ----------------------
Date:    March 17, 1999                  Date:    4/1/99
         ----------------------                   ------------------------------

                                                            3/18/99













                   * Confidential treatment will be requested

                    AMENDMENT NO. 2 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.

Lucent Technologies Inc. and World Wide Technology Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

                  [* Confidential treatment will be requested]


2. To correct a numbering reference error, Paragraph 13 is deleted in its entirety and replaced by the following:

13.  INVOICING  [* Confidential treatment will be requested]


(a) Invoices for Products will be sent upon shipment, or as soon thereafter as practical. Lucent may make partial shipments of Vendor's orders. Such partial shipments shall be separately invoiced.




















                   * Confidential treatment will be requested

(d) Vendor shall be liable for and shall reimburse Lucent for all taxes and related charges (including any interest and penalties), however designated (excluding taxes on Lucent's net income) imposed upon or arising from the provision of or the transfer, sale, license, or use of Products, or other items provided by Lucent. Taxes reimbursable under this clause shall be separately listed on the invoice.

(e) Lucent shall not collect the otherwise applicable tax if Vendor's purchase is exempt from Lucent's collection of such tax and a valid tax exemption certificate is furnished by Vendor to Lucent.

                   * Confidential treatment will be requested






All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
--------------------------------------      ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark J. Catalano
--------------------------------------      ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
--------------------------------------      ------------------------------------
Title                                       Title


               3/26/99                      4-1-99
--------------------------------------      ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                    AMENDMENT NO. 3 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technology Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

                   *Confidential treatment will be requested.



                   *Confidential treatment will be requested.













In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark  J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title


            3/26/99                                    4-1-99
------------------------------------        ------------------------------------
Date                                        Date

* Confidential treatment will be requested

                    AMENDMENT NO. 4 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

* Confidential treatment will be requested













All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title

               3/26/99                                     4-1-99
------------------------------------        ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                    AMENDMENT NO. 5 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

* Confidential treatment will be requested











All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title


                  3/26/99                              4-1-99
------------------------------------        ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                                                                 Amendment No. 6


                    AMENDMENT NO. 6 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

* Confidential treatment will be requested












All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title


            6/28/99                                     7-6-99
------------------------------------        ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                                                                 Amendment No. 7


                    AMENDMENT NO. 7 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

* Confidential treatment will be requested

















All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title

         7/13/99                                        7/14/99
------------------------------------        ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                                                                 Amendment No. 8


                    AMENDMENT NO. 8 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

* Confidential treatment will be requested















All other terms and conditions are reaffirmed and remain unchanged.
In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                               Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title


         6/28/99                                      7-6-99
------------------------------------        ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                                                                 Amendment No. 9


                    AMENDMENT NO. 9 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

* Confidential treatment will be requested















All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.


/s/ A. W. Villano                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature


A. W. Villano                                   Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name



Regional Contract Management Director       Director
------------------------------------        ------------------------------------
Title                                       Title

         Sept.1, 1999
------------------------------------        ------------------------------------
Date                                        Date

*Confidential treatment will be requested.

                                                                Amendment No. 9A


                   AMENDMENT NO. 9A TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:














*Confidential treatment will be requested.


All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.


/s/ A. W. Villano
------------------------------------        ------------------------------------
Signature                                   Signature



A. W. Villano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Regional Contract Management Director                         Director
------------------------------------        ------------------------------------
Title                                       Title

         9/22/99
------------------------------------        ------------------------------------
Date                                        Date

                   * Confidential treatment will be requested

                                                                Amendment No. 10


                   AMENDMENT NO. 10 TO THE RESELLER AGREEMENT
                                     BETWEEN
                           WORLD WIDE TECHNOLOGY INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.


Lucent Technologies Inc. and World Wide Technologies Inc. hereby agree to amend the Product Resale Agreement dated December 18, 1998 and as amended:

5.   TERM

     The term of this Agreement will be extended for one (1) year through December 18, 2000.

All other terms and conditions are reaffirmed and remain unchanged.

In WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the date indicated.

         LUCENT TECHNOLOGIES INC.           WORLD WIDE TECHNOLOGY INC.

/s/ J. Picataggio                           /s/ Mark J. Catalano
------------------------------------        ------------------------------------
Signature                                   Signature



J. Picataggio                               Mark J. Catalano
------------------------------------        ------------------------------------
Typed Name                                  Typed Name


Contract Manager
------------------------------------        ------------------------------------
Title                                       Title

        12/15/99                                             12/22/99
------------------------------------        ------------------------------------